 John IannoneVice President, Investor Relations304-905-7021  Investor Presentation (Q2 2019)(WSBC financials as of Q1 2019)

 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2018 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”) , including WSBC’s Form 10-Q for the quarter ended March 31, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.  Forward-Looking Statements  1

 2  Key Differentiators  Balanced loan and deposit distribution across footprintDiversified earnings streams built for long-term successStrong market positions in economically diverse, major markets with positive demographic trendsRobust legacy deposit base, enhanced by shale gas royalties  Balanced and Diversified with Unique Long-Term Advantages  Distinct andWell-Executed Long-Term Growth Strategies   Legacy of Credit Quality, Risk Management, and Shareholder Focus  Diversified growth engines with distinct strategies and established lending and wealth management teamsSolid fee income generation led by wealth managementFocus on positive operating leverage built upon a culture of expense management  Strong legacy of credit quality and regulatory complianceSix consecutive “outstanding” CRA ratings since 2003Critical, long-term focus on shareholder return through dividend and earnings growthHistory of successful franchise-enhancing acquisitions  WesBanco [noun] \wes-baŋ-co\ – an emerging regional financial services institution, with a community bank at its core, focused on enhancing shareholder value

 3  Balanced and Diversified  Balanced loan and deposit distribution across diverse regional footprintStrong market positions across legacy and major metropolitan marketsDiversified revenue generation engines supported by 100-year old trust business and proprietary mutual fund family  Note: loan and deposit data as of 3/31/2019; location data as of 5/1/2019; market share based on 2018 MSA deposit rankings (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes Wells Fargo branch & Nationwide Insurance) (source: S&P Global)  Broad and Balanced Market Distribution      Louisville  Lexington  Dayton  Columbus  Bloomington  Akron  Canton  Charleston  Wheeling  Morgantown  Huntington  Fort Knox  Elizabethtown                  #14  #13  #14  #1  #10  #10  #2    Strong Market Positions in Major Markets              Frankfort    #9    #1

 4  Investment Rationale  Balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk managementDisciplined growth that delivers positive operating leverageEmphasis on customer service to ensure relationship value that meets all customer needs efficiently and effectivelyFocus on shareholder value through earnings and dividend growthDistinct, and well-executed, long-term growth strategies built upon unique long-term advantagesCore funding advantage driven by Marcellus and Utica shale regionsPresence in diversified major markets supported by positive demographics and established lending and wealth management teamsSolid wealth management business led by century-old, $4.5B trust operationFundamental focus on expenses, enhanced by the “Wheeling advantage”  WesBanco – well-positioned for continued, high-quality growth  Note: assets as of 3/31/2019

 Strategies for Long-Term Success

   6  Long-Term Growth Strategies  Focus on Delivering Positive Operating Leverage  Strong Legacy of Credit Quality, Risk Management, and Compliance  Diversified Loan Portfolio with C&I and Home Equity Lending Focus  Long History of Strong Wealth Management Capabilities  Retail Banking Service Strategies & Core Deposit Advantage  Franchise-Enhancing Expansion within Contiguous Markets

 7  Diversified Loan Portfolio  Focus on strategic growth, diversification, and credit qualityExpansion of Commercial & Industrial (C&I), HELOC, and Residential Mortgage portfoliosMaintain high credit standardsFull suite of treasury management products, including international services, foreign exchange, and enhanced wire and lockbox capabilitiesAverage loans to average deposits ratio of 87.0% provides opportunity for continued loan growthManageable lending exposure, with no significant concentrations, to the energy, hotel, and retail industries  $7.7 Billion Loan Portfolio  Note: loan and deposit data as of quarter ending 3/31/2019; CAGR based on 3/31/2014; organic CAGR excludes loans acquired from Farmers Capital Bank Corporation (8/20/2018), First Sentry Bancshares (4/5/2018), Your Community Bankshares (9/9/2016), and ESB Financial (2/10/2015)  Five-Year CAGR  Loan CategoryC&IHELOCComm’l R/E (Total)Residential R/EConsumer  Total18%16%15%13%7%  Organic7%8%3%2%(6%)

         Private Banking$660MM in private banking loans and deposits2,250+ relationships Growth opportunities from shale-related private wealth managementExpansion in Kentucky and Indiana  8  Strong Wealth Management Capabilities  Note: assets, loans, deposits, and clients as of 3/31/2019; chart financials as of 12/31 unless otherwise stated; trust assets includes ~$0.6B from Farmers Capital Bank Corporation merger (closed August 2018)  Private Banking Loans and Deposits(as of 12/31) ($MM)  Trust & Investments$4.5B of trust and mutual fund assets under management6,000+ relationshipsGrowth opportunities from shale-related private wealth managementExpansion in Kentucky and IndianaWesMark funds  Securities BrokerageSecurities investment salesLicensed banker programInvestment advisory servicesRegional player/coach programExpand external business development opportunitiesExpansion in Kentucky and Indiana  CAGR43%  InsurancePersonal, commercial, title, health, and lifeExpand title business in all marketsApplied quotation software utilization (personal)Third-party administrator (TPA) services for small business healthcare plans  Trust Assets(Market Value as of 12/31) ($B)  CAGR4%

     9  Franchise Expansion  Targeted acquisitions in existing markets and new higher-growth metro areasCritical, long-term focus on shareholder returnStrong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank oriented value-based approach to our marketsHistory of successful acquisitions that have improved earnings    Contiguous Markets Radius  Franchise-Enhancing Acquisitions  FFKT: announced Apr-18; closed Aug-18FTSB: announced Nov-17; closed Apr-18YCB: announced May-16; closed Sep-16ESB: announced Oct-14; closed Feb-15Fidelity: announced Jul-12; closed Nov-12AmTrust: announced Jan-09; closed Mar-09Oak Hill: announced Jul-07; closed Nov-07    Note: AmTrust was an acquisition of five branches

 10  Positive Operating Leverage  History of successful franchise-enhancing acquisitions and disciplined growth, balanced by a fundamental focus on expense management, in order to deliver positive operating leverage and enhance shareholder value  Note: financial data as of 12/31; current year data as of 3/31/2019; please see the reconciliations in the appendix  YCB Merger (Sep-16)  ESB Merger (Feb-15)  Fidelity Merger (Nov-12)  $10B Asset Threshold Preparations Begun  Lending & Revenue Diversification Strategy Begun    Assetsup 133%Efficiency Ratiodown 824bp  FTSB Merger (Apr-18)FFKT Merger (Aug-18)

 Returning Value to Shareholders  Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through dividend and earnings growthQ1 2019 dividend payout ratio of 39.7% provides upside potentialQ1 2019 dividend yield 3.1%, compared to 2.4% for bank group  11  Note: dividend through February 2019 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs; WSBC dividend yield based upon 4/26/2019 closing stock price of $40.50; bank group ($7B to $15B total assets) dividend data as of 4/26/2019 (source: S&P Global)  Tangible Book Value per Share ($)  Quarterly Dividend per Share ($)    +121%    +69%

 Financial Overview

 Financial Performance Summary (Non-GAAP)  13  excludes after-tax merger-related expensesrepresent annualized net loan charge-offs as percentage of average loansNote: please see the reconciliations to GAAP results in the appendix; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018

 14  Financial and Operational Highlights – Q1 2019  Strong profitability with year-over-year growth in earnings supported by solid credit quality and expense managementNet income up 26.9% to $42.8 million and, reflecting higher shares outstanding due to acquisitions, EPS up 2.6% to $0.78 (excluding certain costs)Net interest margin of 3.68%, improved both sequentially and year-over-year Strong efficiency ratio of 55.9%, relatively stable during the last six quartersReturn on average tangible common equity of 16.6% (excluding certain costs)Continued strength across key credit quality ratios, including non-performing assets, past due loans, provision for credit losses, and net loan charge-offsFocused on generating positive operating leverage and profitability while maintaining legacy of sound credit qualityIncreasing long-term shareholder value through earnings and dividend growthCompleted data systems and signage conversion of FFKT merger, and consolidated six financial centersEarned the #7 ranking in the United States from Forbes magazine’s World’s Best Banks ranking, based on customer satisfaction and feedback  Note: financial data as of quarter ending 3/31/2019, and compared to the quarter ending 3/31/2018; certain costs excludes after-tax merger-related expenses; please see the reconciliations to GAAP results in the appendix

 Net Interest Margin (NIM)  NIM continues to reflect the benefit to asset yields from the increases in the Federal Reserve Board’s target federal funds rate during 2018 and the higher margins on the acquired Farmers Capital net assets plus purchase accounting, partially offset by higher overall funding costs and a flattening of the yield curveNIM improvement benefits from future loan repricing with partial offsets from the factors affecting NIMs across the industry, including a very flat spread between the 2-year to 10-year Treasury yields and an overall low long-term rate environmentCore deposit funding advantage, combined with a low loan-to-deposit ratio, will help to maintain overall deposit funding costs  15  Net Interest Margin (FTE)  Note: the “yield curve” represents the spread difference in the market yields for the 2-year and 10-year U.S. Treasury securities; the spread was ~125bp at 12/31/2016 and declined to ~17bp at 3/31/2019 (source: Federal Reserve H.15 Selected Interest Rates)

 16  Benefits of Core Deposit Funding Advantage  Robust legacy deposit base, enhanced by shale energy-related royaltiesLand owner royalties from energy companies are decades-long contractsThese royalties have averaged low 8-figure monthly deposit in-flows for WesBanco, and have helped control total deposit funding costs (incl. non-int. bearing) 16% total deposit beta on +75bp Fed Funds Rate increases since 3/31/2018Total demand deposits 52% of total deposits (vs. 37% 5 years ago)During the last five years:Total deposits (excluding CDs) have grown organically at a 4% CAGRTotal demand deposits have grown organically at a 7% CAGR  Note: deposit data as of 3/31/2014, 3/31/2018, and 3/31/2019, and reflects quarterly averages; royalty deposit in-flows represent a YTD average  Avg Deposits as of 3/31/2019  Funding CostInterest-Bearing = 0.65%Total Deposits = 0.47%  Avg Deposits as of 3/31/2018  Funding CostInterest-Bearing = 0.47%Total Deposits = 0.35%  Avg Deposits as of 3/31/2014  Funding CostInterest-Bearing = 0.45%Total Deposits = 0.36%

 Strong legacy of credit and risk managementBased upon conservative underwriting standardsMature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areasEnhanced compliance and risk management system and testing platformStrong and scalable BSA/AML functionStrong regulatory capital ratios significantly above regulatory requirementsSix consecutive “outstanding” CRA ratings since 2003  Risk Management and Regulatory Compliance  17  Basel III Tier 1 Risk-Based Capital Ratio  Basel III Common Equity Tier 1 Capital Ratio  Note: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018

 18  Favorable Operating Metrics  Disciplined execution upon growth strategies providing favorable performance versus peer group across key operating metrics  Note: financial data as of 12/31; current YTD data as of 3/31/2019; please see the reconciliations in the appendix; peer group includes SRCE, CHFC, CBU, EGBN, FNB, FCF, FFBC, FRME, NBTB, ONB, PRK, PNFP, STBA, TMP, TOWN, UBSH, UBSI; peer ratios from S&P Global and company reports (as of 4/29/2019) and represent simple averages for ROATCE & efficiency ratio, and weighted averages for ROAA & NPAs to Assets; passage of the “Tax Cuts and Jobs Act” in late-2017 positively impacts ROAA and ROTCE from 2018 forward  Efficiency Ratio  Return on Average Assets  Return on Average Tangible Equity  Non-Performing Assets to Total Assets  * 2017 Peer Average adjusted for net deferred tax asset revaluation (sources: S&P Global, company reports)   *  *

 Appendix

 Stock Performance: Long-Term Cumulative Return  20  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 Pennsylvania    21  Long-Term Core Deposit Funding Advantage  Sources: location data as of 2/5/2019; county deposit share and market share based on 2018 MSA deposit rankings (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance) (source: S&P Global); shale formations & infrastructure various  Columbus  Wheeling  Louisville  Lexington  Morgantown  Dayton            Huntington            ?  Shale Formations & Infrastructure Marcellus Shale region Utica Shale region Shell cracker plant proposed cracker plant proposed Appalachia storage         ?    Pittsburgh #10 Mkt Share  W. Virginia #2 Mkt Share  Columbus #13 Mkt Share  Frankfort  Indiana  Kentucky  Ohio  West Virginia

 Interest Rate Sensitivity  Positioned for asset sensitivity in a rising interest rate environment  22    Immediate Change in Interest Rates  Change in Net Interest Incomefrom Base over One Year      December 31, 2018  March 31, 2019  +1% Rate Shock  +2.1%  +3.0%  +2% Rate Shock  +3.9%  +5.6%  +3% Rate Shock  +6.4%  +8.3%  (1%) Rate Shock  (2.1%)  (2.3%)  (2%) Rate Shock  (5.8%)  (7.3%)        EVE +2% Rate Shock  (10.8%)  (4.7%)  EVE (1%) Rate Shock  +2.7%  +1.0%  Note: “EVE” is the economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios

   Executive  Position  Years in Banking  Years atWSBC  Todd Clossin  President & Chief Executive Officer  35  6  Robert Young  EVP – Chief Financial Officer  33  18  Ivan Burdine  EVP – Chief Credit Officer  39  6  Jonathan Dargusch  EVP – Wealth Management  38  9  Steve Lawrence  EVP – Chief Internal Auditor  39  25  Michael Perkins  EVP – Chief Risk & Administration Officer  31*  24  Anthony Pietranton  EVP – Human Resources  31**  6  Brent Richmond  EVP – Treasury & Strategic Planning  34  17  Jayson Zatta  EVP – Chief Banking Officer  33  11  Experienced and Stable Management Team  * in financial services, including 23 in banking ** in financial services, including nine in banking  23

 Financial Performance Summary Trend – Annual   24  Efficiency Ratio (1)  Net Income (1) ($MM)  (1) excludes merger-related expenses and net deferred tax asset revaluation (as applicable)Note: please see the reconciliations to GAAP results in the appendix; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015  Return on Average Tangible Equity (1)  Return on Average Assets (1)

 Loan loss allowance decline due to improvement in credit quality  Legacy Loan Loss Allowance and Total Loans  Non-Performing Assets to Total Assets  Net Charge-Offs as % of Average Loans  NPAs to Total Loans, OREO & Repossessed Assets  Diligent Focus on Credit Quality – Annual Trend  25  Note: please see the reconciliations to GAAP results in the appendix; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”

 26  Commercial Loan Outstanding Detail – Year-End  Note: loan data as of December 31st period ends (as reported in applicable Form 10-K) and includes acquired loans from the Farmers Capital Bank Corporation (August 2018), First Sentry Bancshares (April 2018), Your Community Bankshares (September 2016), and ESB Financial (February 2015) mergers

 Reconciliation: Efficiency Ratio & Operating Leverage  27  Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

 Reconciliation: Net Income and EPS (Diluted)  28  Note: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015

 29   (1) three-, six-, and nine-month (as applicable) figures are annualizedNote: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015  Reconciliation: Return on Average Assets

 30   (1) three-, six-, and nine-month (as applicable) figures are annualized; amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periodsNote: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015  Reconciliation: Return on Average Tangible Equity

 31  Note: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”  Reconciliation: Legacy Loan Loss Allowance and Total Loans